UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2011

TESSCO Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11126 McCormick Road, Hunt Valley, Maryland 21031
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 229-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2010 Annual Meeting of Shareholders on July 28, 2010, the shareholders of TESSCO Technologies Incorporated (the “Company”) approved an advisory proposal to declassify the Board of Directors of the Company (the “Board”).  The Board continually reviews its corporate governance process and arrangements to ensure that they continue to serve the interests of the Company’s shareholders for developing long-term value. As a result of this review, on January 19, 2011, the Board approved an amendment and restatement of the Company’s By-Laws to declassify the Board.  The specific amendments to the Company’s By-Laws include:

1.
Section 2.3 of the Company’s By-Laws has been revised to remove the reference to directors being elected to three year terms and to add that the number of directors may be increased or decreased by resolution of the Board, provided that no decrease shall shorten the term of any incumbent director.

2.
Section 2.4 of the Company’s By-Laws has been revised to (i) divide the Board into three classes designated as Class I, Class II and Class III, composed of directors who were elected at the 2008,  2009 and 2010 annual meetings of shareholders, respectively, and whose terms expire at the 2011, 2012 and 2013 annual meetings of shareholders, respectively and (ii) remove references to a classified Board.  Beginning with the 2011 annual meeting of shareholders and at each annual meeting thereafter, successors to the class of directors whose term then expires shall be elected to hold office for a term expiring at the next annual meeting of stockholders, with the effect that at the 2013 annual meeting of shareholders the classification of the Board of Directors shall be eliminated and all directors thereafter will be elected annually.

3.
Section 2.12 of the Company’s By-Laws has been revised to provide that for so long as the Board is divided into Class I, Class II and Class III, any person appointed to fill a vacancy shall be designated by the Board as either a Class I, Class II or Class III director with a term expiring as provided in the by-laws and that such classes will be as equal in number as possible.

The summary description of the amendments to the Company’s By-Laws set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Fifth Amended and Restated By-Laws which are incorporated herein by reference as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits
3.1	Fifth Amended and Restated By-Laws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ David M. Young
David M. Young
Senior Vice President and Chief Financial Officer

Dated: January 19, 2011

 EXHIBIT INDEX

Exhibit No.	Description of Exhibits
3.1	Fifth Amended and Restated By-Laws of the Company.